FORTITUDE LIFE INSURANCE & ANNUITY COMPANY
FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT B
Supplement dated July 24, 2024
to Prospectuses dated May 1, 2024

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-800-879-7012.
This Supplement contains changes to the variable investment options available through your Annuity.

Davis Value Portfolio – Portfolio Name Change:

Effective June 30, 2024, all references to the Davis Value Portfolio are changed as follows:

Portfolio Current Name	Portfolio Revised Name
Davis Value Portfolio	Davis Equity Portfolio

If you have any questions or would like another copy of the current Annuity or Fund Prospectuses, please call us at
1-800-879-7012.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

FLIAC-SUP2-N4